                                                        Draft of August 14, 1994


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   August 12, 1994
                                                   ---------------



                       BANKERS TRUST NEW YORK CORPORATION
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         New York                       1-5920                13-6180473
- --------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)



280 Park Avenue, New York, New York                              10017
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code  (212) 250-2500
                                                    --------------


                                      N/A
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS

          On August 12, 1994, Bankers Trust New York Corporation (the "Corporation") entered into an underwriting agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc., Salomon Brothers Inc, Smith Barney Inc., Goldman, Sachs & Co., BT Securities Corporation and Kidder, Peabody & Co. Incorporated, as Representatives of the Several Underwriters named in Schedule I to such agreement. The Underwriting Agreement covers the issuance and sale of 6,000,000 Depositary Shares (the "Depositary Shares"), each representing a one-hundredth interest in a share of Adjustable Rate Cumulative Preferred Stock, Series R ($2,500 Liquidation Preference) (the "Series R Preferred Stock"). The Depositary Shares are to be issued pursuant to a Depositary Agreement, dated as of August 15, 1994, among the Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts representing the Depositary Shares. The Depositary Shares and Series R Preferred Stock were registered under the Securities Act of 1933, as amended, pursuant to the Corporation's shelf registration statement on Form S-3 (File No. 33-50395).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.

          (1) Underwriting Agreement, dated August 12, 1994, between Bankers Trust New York Corporation and Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc., Salomon Brothers Inc, Smith Barney Inc., Goldman, Sachs & Co., BT Securities Corporation and Kidder, Peabody & Co. Incorporated, as Representatives of the Several Underwriters named in Schedule I thereto.

       (4)(a) Form of Deposit Agreement, dated as of August 15, 1994 (the "Deposit Agreement"), among Bankers Trust New York Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts issued thereunder, including the form of Depositary Receipt.

       (4)(b) Form of Certificate representing the Adjustable Rate Cumulative Preferred Stock, Series R ($2,500 Liquidation Preference).

       (4)(c) Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Bankers Trust New York Corporation relating to the Adjustable Rate Cumulative Preferred Stock, Series R ($2,500 Liquidation Preference).

          (8) Opinion, dated August 18, 1994, of Sullivan & Cromwell, as special tax counsel to the Corporation, regarding certain tax matters.

         (24)  Consent of Sullivan & Cromwell (included in Exhibit (8)).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 19, 1994


                                 BANKERS TRUST NEW YORK CORPORATION



                                 By: GORDON S. CALDER, JR.
                                    --------------------------------
                                    Name:   Gordon S. Calder, Jr.
                                    Title:  Assistant Secretary

                               INDEX TO EXHIBITS

     (1) Underwriting Agreement, dated August 12, 1994, between Bankers Trust New York Corporation and Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Lehman Brothers Inc., Salomon Brothers Inc, Smith Barney Inc., Goldman, Sachs & Co., BT Securities Corporation and Kidder, Peabody & Co. Incorporated, as Representatives of the Several Underwriters named in Schedule I thereto.

  (4)(a) Form of Deposit Agreement, dated as of August 15, 1994 (the "Deposit Agreement"), among Bankers Trust New York Corporation, Harris Trust Company of New York, as depositary, and the holders from time to time of the Depositary Receipts issued thereunder, including the form of Depositary Receipt.

  (4)(b) Form of Certificate representing the Adjustable Rate Cumulative Preferred Stock, Series R ($2,500 Liquidation Preference).

  (4)(c) Certificate of Amendment to the Restated Certificate of Incorporation, as amended, of Bankers Trust New York Corporation relating to the Adjustable Rate Cumulative Preferred Stock, Series R ($2,500 Liquidation Preference).

     (8) Opinion, dated August 18, 1994, of Sullivan & Cromwell, as special tax counsel to the Corporation, regarding certain tax matters.

    (24)  Consent of Sullivan & Cromwell (included in Exhibit (8)).